UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2024

SURF AIR MOBILITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41759	36-5025592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12111 S. Crenshaw Blvd.

Hawthorne, CA 90250

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(424) 332-5480

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	SRFM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On December 16, 2024, the Board appointed David Anderman as a Class B director of the Board of Directors (the “Board”) of Surf Air Mobility Inc. (the “Company”), effective as of December 17, 2024. Mr. Anderman served as Chief Legal Officer of the Company from June 2023 to May 2024.

Mr. Anderman currently serves as President of Proxima Centauri, LLC, advising venture funds on strategy and operations. Mr. Anderman is the Co-Founder and Operating Partner of Stellar Ventures, a venture fund investing in the next generation of space entrepreneurs. Mr. Anderman was General Counsel of SpaceX from June 2019 to December 2020, during which time he supported the launch of satellite internet network Starlink and aided the SpaceX launch of NASA astronauts to the International Space Station.

Mr. Anderman served 16 years at Lucasfilm Ltd., starting as a junior lawyer and rising through the ranks to become General Counsel and Chief Operating Officer. He has held C-level positions at a series of technology startups. Mr. Anderman began his career as an intellectual property litigator in Silicon Valley.

Proxima Centauri, LLC, an entity wholly-owned by Mr. Anderman, will provide advisory services to the Company pursuant to an Advisory Services Agreement for a monthly fee of $20,000 per month. As additional compensation, the Company issued a warrant to Proxima Centauri to purchase up to 142,857 shares of Common Stock. The Advisory Services Agreement is attached hereto as Exhibit 10.1.

Mr. Anderman will not be entitled to receive compensation under the Company’s Director Compensation Policy. Mr. Anderman has entered into an Indemnification Agreement with the Company in the same form as its other directors have entered, which is filed with the SEC as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 29, 2024.

Mr. Anderman has not been appointed to serve on any of the committees of the Board.

The press release announcing the foregoing appointment is filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Advisory Services Agreement, dated as of December 16, 2024, by and between Surf Air Mobility Inc. and Proxima Centauri, LLC.
99.1	Press release dated December 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURF AIR MOBILITY INC.

Date: December 19, 2024	By:	/s/ Deanna White
	Name:	Deanna White
	Title:	Chief Executive Officer